UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 18, 2006
Date of Report (Date of earliest event reported)

CANADIAN ROCKPORT HOMES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE		98-0354610
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3155 E. Patrick Lane, Suite 1
Las Vegas, Nevada, USA	89120-3481
(Address of principal executive offices)	(Zip Code)

(604) 669-1081
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[               ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)	Jonathon P. Reuben CPA. An Accountancy Corporation (hereinafter "Reuben"):

	1)	Was dismissed by the Company as its principal independent accountant, effective July 18, 2006;

	2)	Reuben’s report on the financial statements for the past two years contained modified opinions as to the Company’s ability to continue as a going concern;

	3)	The decision to change accountants was recommended and approved by the Board of Directors; and

	4)	There were no disagreements with Reuben on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

(b)	The Company has engaged Farber Hass Hurley & McEwen LLP as the principal accountant to audit the Company's financial statements effective as of July 18, 2006.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1	Letter from Jonathon P. Reuben, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANADIAN ROCKPORT HOMES INTERNATIONAL, INC.

Date: July 18, 2006	/s/ William Malone
President and Chief
Executive Officer